HARRIS ASSOCIATES INVESTMENT TRUST

Supplement dated October 4, 2013
to the Prospectus of The Oakmark Funds dated January 28, 2013 as supplemented April 17, 2013 and June 17, 2013

CLOSING OF THE OAKMARK INTERNATIONAL FUND TO MOST NEW INVESTORS

The following new language is inserted on page 39 of the prospectus in the "Purchase and Sale of Fund Shares" section as a new paragraph between the first and second full paragraphs:

"The Fund is closed to most new investors as of the close of business on October 4, 2013. See "ELIGIBILITY TO BUY SHARES" in the Fund's prospectus for new account eligibility criteria."

The following new language is inserted on page 58 of the prospectus in the "ELIGIBILITY TO BUY SHARES" section after the first full paragraph:

"International Fund. International Fund is closed to most new investors as of the close of business on October 4, 2013. If you are a shareholder (in your own name or as a beneficial owner of shares held in someone else's name) of the Fund, you may continue to make additional investments in the Fund and reinvest your dividends and capital gains distributions.

Notwithstanding the closure of the International Fund, you may open a new account in the Fund if:

•  You purchase shares directly from The Oakmark Funds;

•  You purchase through an employee retirement plan whose records are maintained by a trust company or plan administrator;

•  You are transferring or "rolling over" into an IRA account of the Fund from an employee benefit plan through which you held shares of the Fund (if your plan doesn't qualify for rollovers, you may still open a new account with all or part of the proceeds of a distribution from the plan);

•  You purchase into an annuity account offered by a company that currently includes shares of the Fund as an investment alternative for such account;

•  You purchase through certain Intermediary sponsored fee-based programs, whereby shares are made available to that program pursuant to an agreement with the Trust, its distributor and/or Adviser; or

•  The Adviser determines that your investment in the Fund would not adversely affect the Adviser's ability to manage the Fund effectively.

In general, the Trust will look to an Intermediary to prevent a new account from being opened within an omnibus account at that Intermediary. The Trust's ability to monitor new accounts that are opened through omnibus accounts or other nominee accounts is limited and the ability to limit a new account to those that meet the above criteria with respect to Intermediaries may vary depending upon the capabilities of those Intermediaries, applicable legal restrictions and the cooperation of those Intermediaries.

The Trust reserves the right to re-open the Fund to new investors or to modify the extent to which future sales of shares are limited.

If you have any questions about your ability to purchase shares of the Fund, please call your Intermediary or an investor services representative at 1-800-OAKMARK."

PROSUPPOCT13